SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                           FIRST AMENDMENT TO FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 13, 2000



                         ANDEAN DEVELOPMENT CORPORATION
             (Exact name of registrant as specified in its charter)



         Florida                  33-90696                      65-0648697
   -------------------            --------                      ----------
     State or other              (Commission                   (IRS Employer
     jurisdiction of            File Number)                Identification No.)
     incorporation)




     801 Brickell Square, Suite 900, Miami, Florida                   33131
     ----------------------------------------------                ----------
        (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number, including area code (305) 372-0056





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Item 4.           Changes in Registrant's Certifying Accountant.

         On June 13, 2000, the Registrant engaged Spear, Safer, Harmon & Co., to act as the Registrant's independent certified public accountant. Spear, Safer, Harmon & Co. replaces PricewaterhouseCoopers. The Registrant cancelled the contract with PricewaterhouseCoopers. for reasons outlined below.

         Since the Registrant appointed PricewaterhouseCoopers on March 7, 2000, there have been no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. There have been no financial statements filed with the Securities and Exchange Commission on behalf for the Registrant since the engagement of PricewaterhouseCoopers on March 7, 2000.

         The Registrant, after engaging PricewaterhouseCoopers in Chile, became aware that the Registrant's financial statements could not be prepared by PricewaterhouseCoopers on a timely basis. Since the Registrant engaged Spear, Safer, Harmon & Co. as its independent certified public accountant from January, 1996 to March 7, 2000 and Spear, Safer, Harmon & Co. has the resources and the familiarity with the Registrant necessary to prepare the financial statements of the Registrant, the Registrant engaged Spear, Safer, Harmon & Co. to complete the audit of the Registrant for December 31, 1999.

         The Company has provided PricewaterhouseCoopers with these disclosures, and has requested that they furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether or not they agree with the statements contained herein, as required by Item 304(a)(3) of Regulation S-B.

Item 7.           Financial Statements and Exhibits

                  (a)      None.
                  (b)      None.
                  (c)      Exhibits

                           Exhibit 16.1 Letter regarding change in certifying
                                        accountant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ANDEAN DEVELOPMENT CORPORATION

Date:  June 30, 2000                    By:/s/ Pedro P. Errazuriz
                                           ---------------------------
                                               Pedro P. Errazuriz, CEO


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                                 EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------

    16.1           Letter regarding change in certifying accountant.